UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 21, 2019
Date of report (Date of earliest event reported)
ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 Opus Place, Suite 530 Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	RRTS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
ABL Facility Amendment and Term Loan Facility Amendment

As described in Item 2.03 below, on October 21, 2019, we and our direct and indirect subsidiaries entered into (i) a Third Amendment to Credit Agreement related to an asset-based lending facility with BMO Harris Bank N.A. and certain other lenders and parties thereto and (ii) a Third Amendment to Credit Agreement related to a term loan credit facility with BMO Harris Bank N.A. and certain other lenders and parties thereto. The disclosure provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Fee Letter Amendment

As described in item 2.03 below, on October 21, 2019, we entered into a Second Amendment to Fee Letter with Elliott Associates, L.P. and Elliott International, L.P. (collectively, “Elliott”) related to standby letters of credit arranged for by Elliot to support our obligations under our asset-based lending facility. The disclosure provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
ABL Facility Amendment

On October 21, 2019, we and our direct and indirect domestic subsidiaries entered into a Third Amendment to Credit Agreement (the “ABL Facility Amendment”) with BMO Harris Bank N.A., as Administrative Agent, Lender, Letter of Credit Issuer and Swing Line Lender, Wells Fargo Bank, National Association and Bank of America, National Association, as Lenders, and the Joint Lead Arrangers and Joint Book Runners party thereto with respect to our Credit Agreement, dated as of February 28, 2019, as amended by that certain First Amendment to Credit Agreement, dated as of August 2, 2019, and Second Amendment to Credit Agreement, dated as of September 13, 2019 (collectively, the “ABL Credit Facility”). Pursuant to the ABL Facility Amendment, the ABL Credit Facility was amended to, among other things, (i) increase the amount of Acceptable Letters of Credit that can be added to the Borrowing Base from $30 million to $45 million, (ii) increase the Applicable Margin by 100 basis points, (iii) permit certain Specified Dispositions provided that the Net Cash Proceeds are used to pay down the Revolving Credit Facility or the Term Loan Obligations as specified, (iv) increase the Availability Block by the greater of (x) 50% of the Net Cash Proceeds from the applicable Specified Disposition, or (y) $7.5 million or $1.5 million based upon the applicable Specified Disposition, (v) extend the applicable date for the Fixed Charge Trigger Period from October 31, 2019 to March 31, 2020, and (vi) add baskets for additional permitted Indebtedness consisting of Junior Lien Debt or unsecured Indebtedness in an aggregate amount not to exceed $100 million provided that, among other things, such Junior Lien Debt or unsecured Indebtedness has a maturity date that is at least 180 days after the Maturity Date.
The foregoing description of the terms of the ABL Facility Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the ABL Facility Amendment, a copy of which is attached hereto as Exhibit 10.52(C).

Term Loan Facility Amendment

On October 21, 2019, we and our direct and indirect domestic subsidiaries entered into a Third Amendment to Credit Agreement (the “Term Loan Facility Amendment”) with BMO Harris Bank N.A., as Administrative Agent and Lender, Elliott, as Lenders, and BMO Capital Markets Corp., as Lead Arranger and Book Runner, with respect to our Credit Agreement, dated as of February 28, 2019, as amended by that certain First Amendment to Credit Agreement, dated as of August 2, 2019, and Second Amendment to Credit Agreement, dated as of September 13, 2019 (collectively, the “Term Loan Credit Facility”). Pursuant to the Term Loan Facility Amendment, the Term Loan Credit Facility was amended to, among other things, (i) permit certain Specified Dispositions, (ii) eliminate our ability to request new CapX Loans, and (iii) add baskets for additional permitted Indebtedness consisting of Junior Lien Debt or unsecured Indebtedness in an aggregate amount not to exceed $100 million provided that, among other things, such Junior Lien Debt or unsecured Indebtedness has a maturity date that is at least 180 days after the Maturity Date.

The foregoing description of the terms of the Term Loan Facility Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Term Loan Facility Amendment, a copy of which is attached hereto as Exhibit 10.53(C).

Fee Letter Amendment

On October 21, 2019, we entered into a Second Amendment to Fee Letter (the “Fee Letter Amendment”) with Elliott with respect to our letter agreement, dated as of August 2, 2019, as amended by that certain First Amendment to Fee Letter, dated as of August 20, 2019 (collectively, the “Fee Letter”). Pursuant to the Fee Letter Amendment, the Fee Letter was amended to, among other things, increase the maximum face amount of the Letters of Credit (as defined in the Fee Letter Amendment) that may be used to support our obligations under the ABL Credit Facility from $30 million to $45 million.

The foregoing description of the terms of the Fee Letter Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Fee Letter Amendment, a copy of which is attached hereto as Exhibit 10.58(A).

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.
Exhibit
Number

10.52(C)	Third Amendment to Credit Agreement, dated as of October 21, 2019, among Roadrunner Transportation Systems, Inc., the Lenders (as defined therein), BMO Harris Bank, N.A., and the other parties thereto
10.53(C)	Third Amendment to Credit Agreement, dated as of October 21, 2019, among Roadrunner Transportation Systems, Inc., the Lenders (as defined therein), BMO Harris Bank, N.A., and the other parties thereto
10.58(A)	Second Amendment to Fee Letter, dated as of October 21, 2019, among Roadrunner Transportation Systems, In., Elliott Associates, L.P., and Elliott International, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: October 25, 2019	By:	/s/ Patrick J. Unzicker
Patrick J. Unzicker
Executive Vice President and Chief Financial Officer